UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05128

The Swiss Helvetia Fund, Inc.

(Exact name of registrant as specified in charter)

875 Third Avenue, 22nd Floor

New York, New York 10022

(Address of principal executive offices) (Zip code)

Carin F. Muhlbaum

Schroder Investment Management North America Inc.

875 Third Avenue, 22nd Floor

New York, NY 10022

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 1-800-730-2932

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Reports To Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

THE SWISS HELVETIA FUND, INC.

Dear Stockholder,	January 30, 2017

As we begin a New Year, on behalf of the Board of Directors (the “Board”), I would like to take a minute to reflect upon several milestones achieved by The Swiss Helvetia Fund, Inc. (the “Fund”) during 2016. While the year was not without significant challenges for global equity investors, the economic and political uncertainties in many developed countries around the world served to highlight the unique position of Switzerland as a politically neutral, strong currency country whose equity markets have historically been an important diversifier of risk for global investors.

One important area of the Board’s ongoing focus involves overseeing Schroders, who was selected by the Board and stockholders to serve as the Fund’s Investment Adviser in June 2014. As you will read in management’s report that follows, the Fund finished the year with favorable relative performance compared to its primary benchmark, the Swiss Performance Index (SPI). We continue to be impressed by the global resources and professionalism Schroders exhibits in pursuit of the Fund’s investment objective. The disciplined process applied in managing the portfolio has served to reinforce the Fund’s position as an attractive vehicle for long-term investors seeking participation in the Swiss equity market. Moreover, the Fund’s structure as a closed-end fund provides a permanent pool of capital for investment, enabling the Fund to pursue a strategy that emphasizes the small and mid-cap segments of the Swiss equity market to an extent that could prove problematic with other structures that may require periodic portfolio liquidity, such as open-end mutual funds or index-based exchange traded funds.

During calendar 2016, the Fund has experienced increased activity in its ongoing share repurchase program and has announced modifications to its dividend reinvestment plan,

which will now automatically enroll stockholders in the plan enabling them to receive their distributions in shares of the Fund rather than cash, unless they choose to opt out. These actions support share liquidity in the marketplace and are accretive to the Fund’s net asset value (NAV). The Fund also continues to benefit from the steps taken in recent years to reduce expenses where practicable in order to minimize the expense ratio to the extent possible. As a result, the Fund’s expense ratio the last two years has been the lowest it has been since 2008.

The Board was saddened in recent months by the untimely and unfortunate death of our fellow Independent Director, Margaret Cannella. Her unexpected passing created a vacancy on the Board, which was filled by appointing a new Independent Director, Jay Calhoun. Mr. Calhoun is the Treasurer of Carnegie Mellon University and brings to the Board wide-ranging experience in many investment and operational areas. For the past six years he has also served as an Independent Director of the Schroders family of mutual funds. We believe that the Fund will profit from Mr. Calhoun’s strong investment background and his experience as a fiduciary representing the interests of stockholders. We welcome Mr. Calhoun to the Board and look forward to his contributions in the years to come.

As announced in December, the Fund intends to amend its charter to declassify the Board, subject to the approval of stockholders at the 2017 Annual Meeting. This is a change that few CEFs have proposed and, we believe, reflects the Board’s continued attention to good corporate governance and is advisable given the majority vote of the Fund’s stockholders at the 2016 Annual Meeting supporting declassification.

The Board continues to regularly review the matter of the Fund’s discount in the marketplace. We believe there is no silver bullet that would

THE SWISS HELVETIA FUND, INC.

permanently close the gap between the NAV of the Fund and the price at which shares trade in the market. While certain actions might narrow the discount in the short run, they could also shrink Fund assets, trigger additional transaction costs and place upward pressure on the Fund’s expense ratio. Moreover, there is also a case to be made that the presence of a discount helps attract investors to the Fund by enabling the purchase of a portfolio of Swiss securities at below market prices. In the end, there is no easy answer that will satisfy all stockholders, however, the Board remains committed to closely monitoring the discount and pursuing appropriate actions as we work to enhance value across our stockholder base.

We appreciate your confidence and continued support as we begin 2017.

Sincerely,

Brian A. Berris

Chairman

IMPORTANT INFORMATION CONCERNING

MANAGEMENT DISCUSSION AND ANALYSIS AND PERFORMANCE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2016. The views expressed in the Management Discussion and Analysis section (the “MD&A”) are those of the Fund’s portfolio manager and are subject to change without notice. They do not necessarily represent the views of Schroders Investment Management North America Inc. The MD&A contains some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results.

THE SWISS HELVETIA FUND, INC.

Management Discussion and Analysis (As of December 31, 2016)

For the twelve-month period ended December 31, 2016, the performance of The Swiss Helvetia Fund, Inc. (the “Fund”), as measured by the change in value in the Fund’s net asset value (“NAV”), decreased by -2.19% in US dollars (“USD”). For the same period, the Fund’s share price performance in US dollars decreased by -0.24%, as the discount at which the Fund’s shares traded narrowed. This compares with a decrease of -4.05% in the Swiss Performance Index (the “Index” or “SPI”) as measured in USD. In the final quarter of the year, the Fund’s NAV decreased by -2.82% and its share price decreased by -3.37%, compared to a decline of the Index of -3.56%, all measured in USD.

Economic environment during the period under review

Global economic review

At the beginning of 2016, the general consensus was that global gross domestic product (“GDP”) growth would accelerate more than it had in the previous 12 months. However, by spring such hopes had vanished, primarily due to a weak start in the US and also lowered expectations for European and Japanese growth. In June, after the UK referendum, global GDP forecasts were further lowered and remained rather flat for the remainder of 2016. The final quarter of 2016 saw rising expectations in the developed world, but continued declining expectations in emerging markets. Overall, it is expected that global growth in 2016 will have been slightly below the 2015 level.

Swiss economic review

Overall, the Swiss economy was resilient in the face of a strong Swiss franc that continued to weigh on this export-oriented country. After the quarterly growth rate increased to 0.6% in the second quarter from 0.3% in the first three months of 2016, it stagnated in the third quarter. However, as global economic prospects have brightened over the past few months, the State Secretariat for Economic Affairs (“SECO”) in December confirmed its GDP growth forecast for Switzerland of 1.5% in real terms for 2016.

Monetary environment

Monetary policy continues to be paramount for the future path of capital markets, but at one point it seemed almost forgotten, given that headlines about the US election dominated much of the fourth quarter. After the election, there seemed to be more focus on prospective fiscal policy than monetary. However, attention turned back to the US Federal Reserve (the “Fed”) when it raised the federal funds rate by 0.25% to 0.75% on December 14, 2016. The action did not come as a surprise, and the 10-year Treasury yield peaked two days later, as markets took it initially as a more hawkish sign. While additional hikes are expected in 2017, interest rates are still abnormally low, and monetary policy outside the US remains even more accommodative, overall. For instance, in December, the European Central

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Bank extended its quantitative easing program until the end of 2017.

Market environment during the period under review

The year 2016 might be remembered for Brexit, Trump and other political events of unexpected nature that have the potential to profoundly shift international relations. However, most major financial indices ended the year better than what people would have expected if they had correctly forecast the polls. Unexpected political results are often accompanied by a run to safe havens, which should have benefited the Swiss market thanks to its defensive characteristics. However, the SPI ended the year down -4.05%, as measured in USD. Within the SPI, the two large pharmaceuticals experienced weak stock performance: Roche had a negative total return of -15.4% and Novartis was -13.8% for the year in USD. In addition, the Swiss franc weakened by a couple of percentage points.

Two heavily weighted sectors within the SPI, Pharmaceuticals (a subsector of Health

Care) and Banks, had a particularly disappointing year. Pharmaceuticals were hit twice: at the beginning of the year, the sector corrected globally in anticipation that drug pricing would come under pressure if Hillary Clinton was elected. After Donald Trump won, however, buyers flocked into cyclical stocks and dumped defensives in anticipation of large scale fiscal policy measures that will benefit the former much more. Banks sold off at the beginning of the year, as their revenues fell short of expectations due to low client activity. This trend continued after Brexit, as contagion spread from ailing Italian banks. While they recovered strongly in the last four months of the year, they were not able to recoup all of the lost performance. Meanwhile, the Food & Beverage sector, which has the second highest weight in the SPI, ended the year slightly down. Personal and Household Goods had a similar performance pattern. Conversely, cyclical sectors, such as Construction & Materials, Technology, and Chemicals had a good year, as did Insurance and Real Estate. However, their sector weightings were insufficient to pull the Index out of a negative range.

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Source: Schroders, Bloomberg, as of December 31, 2016. Performance measured as total return in USD. Sectors mentioned should not be viewed as a recommendation to buy/sell. Portfolio composition is subject to change over time. Investors cannot invest directly in the Index.

Performance

For the reasons explained above, the Index had a negative total return of -4.05% in USD in 2016. The Fund’s NAV return of -2.19% was 1.86% better than the Index’s return. While the Fund had a large number of stocks with positive performance, the large weight of some of the negative performers pulled the overall result down. Strong contributions to absolute performance came from Logitech, Implenia, Actelion, Belimo, Feintool, Swiss Life, Cembra Money Bank, Sunrise, VAT, Julius Baer, Syngenta and others. Negative contributions were mainly due to

THE SWISS HELVETIA FUND, INC.

Roche, Novartis, Lindt & Sprüngli, Credit Suisse, GAM, Leonteq, Basilea, Evolva, Swatch and Burkhardt Compression.

In terms of largest impact on relative performance, most of those named above reappear. Significant positive contributions came from overweights in Logitech, Implenia, Belimo, Feintool, Cembra Money Bank, Sunrise and Bucher. Some of the negative performers also produced positive contributions to relative performance as they were held at an underweight compared to their Index weight, namely Novartis, UBS and Roche. Negative contributions to relative performance came mainly from stocks, which beat the Index, but were not held by the Fund or held at an underweight; among others ABB, Zurich Insurance, Geberit, Sika, LafargeHolcim and Partners Group. Overweights that had a negative effect included Lindt & Sprüngli and GAM.

For the year as a whole, there was a positive performance impact from the Fund’s private equity holdings thanks to Kuros Biosurgery and NovImmune, which more than offset losses from the Fund’s other private equity holdings. By far the largest gain was from Kuros Biosurgery, which completed a merger with the Swiss exchange-listed Cytos Biotechnology AG in January 2016. During 2016, the Fund also exited its position in Zurmont Madison L.P. at a price close to its fair value. This is particularly significant for the Fund because the weight and impact of the Fund’s legacy private equity portfolio, which has significantly underperformed the Index on aggregate, has become of lesser importance and accounts for just 2 percent of the Fund’s portfolio as of calendar year end.

Meanwhile, the valuations for Ixodes, Eyesense and Selfrag were decreased over the course of the year to reflect their cash burn and what we perceive to be lack of significant progress by these companies. In the third quarter, the valuation for Spineart was also decreased as it undertook a capital increase at a lower price than its previous carried value.

Portfolio changes

In total there were 17 purchases and 18 sales of listed equities on a net basis during 2016. As of December 31, 2016, there are 38 listed companies held by the Fund and six direct private equity investments, as well as one participation in a private equity limited partnership.

THE SWISS HELVETIA FUND, INC.

New Investments by the Fund

Julius Baer

Swiss Re

Valiant

VAT

Additions to Existing Investments

Cembra Money Bank

Credit Suisse

Forbo

GAM

Nestlé

Novartis

OC Oerlikon

Roche

Sunrise

Swiss Life

Syngenta

UBS

VZ Holding

Positions Entirely Disposed of

Aryzta

Evolva

Gategroup

Leonteq

Zurmont Madison L.P.

Reductions in Existing Investments

Actelion

Adecco

Basilea

Belimo

Bucher Industries

DKSH

Dufry

Implenia

Kuros Biosciences

Lindt & Sprüngli

Logitech

Lonza

Richemont

Swatch

In January 2016 we bought a new position in Julius Baer after it announced its settlement with the US Department of Justice related to legacy assets it accepted before 2009. We view Julius Baer as well placed in wealth management thanks to its size and global reach. The stock price has recovered since.

We added a new positon in Valiant, a regional bank headquartered in the Swiss capital, Bern, serving retail and business clients. We have been following the steps taken by Valiant’s new CEO over the past two years and have seen the first results of efficiency measures that the company has implemented, despite a challenging interest rate environment.

We also added Swiss Re to the portfolio, after its share price weakness. We believe that it is one of the most attractively valued stocks in Switzerland on the basis of its estimated price / earnings ratio, price / book ratio and dividend yield.

We participated in the IPO of VAT Group AG (“VAT”), a leading manufacturer of vacuum valves for semiconductor industry equipment. Thanks to a high market share and technology leadership, the company is generating attractive margins. VAT enjoys a

THE SWISS HELVETIA FUND, INC.

promising environment with strong global demand for memory chips and OLED screens, which in turn triggers the need to invest into new equipment.

We entirely sold out of our positions in Aryzta, Evolva and Leonteq, as we deemed that risks for these companies have increased and that these risks were, in our opinion, not fully reflected in the share price. In addition, the Fund also exited its position in Zurmont Madison L.P. after determining that participation in management’s proposed restructuring plan would be accompanied by an unfavorable risk reward ratio. Gategroup was fully taken over in December by the Chinese group HNA, and therefore exited the portfolio.

The additions and reductions in existing positions were conducted in reaction to the relative share price performance and our perceived valuation of those stocks.

Outlook and Investment View

While markets have recovered impressively after Brexit, and also after an initial negative reaction to the US election, we think that the risk of political events shaking markets should not be underestimated. We expect political risks to persist in 2017, particularly in Europe with upcoming elections in France, Germany and Italy. The big comprehensive risk for financial markets is a potential break-up of the Euro. While not imminent, we do not feel it can be excluded as a real possibility down the road due to current political shifts.

Our view is, however, that stock returns over a period of several years should be positive and above bond returns.

We expect that global GDP growth should remain at levels that are very similar to the past three years, however with a tendency to surprise to the upside, while over the past 3-4 years, initial expectations have been mostly disappointing. The main contribution to the potential acceleration is thought to come from emerging markets with an expected growth in China of 6.5%. The U.S. economy is also anticipated to become slightly stronger. In Europe, the picture is heterogeneous: while growth in the Eurozone is subdued, the UK should keep up better than feared right after the Brexit decision. As inflation remains low, central banks should have no need to considerably tighten monetary conditions. They rather have a tendency to fall back into very expansive actions with each onset of a crisis, as evidenced by the massive action of the Bank of England following the UK referendum.

In Switzerland, the economy is also doing better than expected. SECO confirmed its expectations for GDP growth in 2016 of 1.5%, which would represent a strong recovery from the “Swiss franc shock” of 2015. For 2017, SECO expects a slight acceleration of growth to 1.8%. Unemployment is

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expected to stabilise at a level of 3.3% after the small recent increase. There has been deflation for the past two years overall. Ten-year government bond yields were still negative at the end of 2016. Monetary conditions in Switzerland are expected to remain very expansive, as the Swiss National Bank seeks to avoid further strengthening of its currency. Dividend yield for the Swiss equity market overall stands above 3%, which is much more attractive than losing money, which one does by holding a government bond to maturity.

Besides economic growth and monetary policy, a third reason speaks for stocks in our view: 2016 might go down in history books as the year of Brexit and the election of President Trump, but it might also be remembered as the year when substantial fiscal stimulus was added to very accommodative monetary policy. Therefore, we have become even more positive for “real assets” such as equities relative to “nominal assets”. This is because the mountain of debt created by monetary policy will thus be increased. One might even say that instead of dropping ‘helicopter money’ over the past few years, authorities were dropping checks and the cash-in period has likely started. Whatever we call this experiment, it is not good for “fiat money” and a large risk for bond holders.

We are not claiming that equity indices are cheap. The S&P 500 and the SPI are both trading at about 17x earnings, as currently estimated for the coming twelve months.

However, they are not overly expensive either, especially in relation to bond yields, as at the turn of the year, we are positive for corporate profits. Over the period from 2014-16 there has been almost no earnings growth because global GDP growth disappointed for the past three years. We expect 2017 to break this streak for two reasons. First, the basis laid in 2016 is rather low. Second, the Citigroup Economic Surprise Index has been on a sharp increase for the group of G10 countries, rising from -35.2 in February 2016 to 33.0 at year end and to 45.6 this January, marking its highest level in more than five years.

As to the outlook specifically for the Swiss equity market 2017: in a synchronous global growth recovery, we expect the export oriented Swiss equity market to do rather well. The Swiss equity market has remained flat over the last two calendar years, digesting several external shocks. However, it can be noted that fundamentals for Swiss stocks have improved. While an acceleration of global as well as local GDP growth is helpful, Swiss quoted companies have also done their “homework”. Therefore we believe the improved fundamentals in Switzerland are also a result of the companies’ own efficiency measures in response to the strength of the Swiss franc. We are of the view that while this has hurt earnings in the short term, the strength of the franc has forced Swiss companies to look for a step change in productivity, which will work to their benefit in the long-term. We are not worried about their competitiveness. Our

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belief that Switzerland is a good base to conduct business has been confirmed by the recent update of the World Economic Forum’s global competitive ranking. Switzerland has continued to be ranked number one, and has even slightly improved its overall score.

As in the past several years, we expect the rise to be marked by interim corrections. We start the year only in a moderately positive mood, because we think equities have risen too much in anticipation of stronger earnings, GDP growth and fiscal stimulus. We have adjusted the Fund’s portfolio accordingly and have trimmed several of our largest absolute and relative positions towards the end of last year after strong recoveries. We have also added to what we see as the beaten down major defensive names. We remain confident that our stock picks and our weighting towards what we believe to be the more attractive and less researched small & mid cap segment should continue to add value.

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Schedule of Investments by Industry	December 31, 2016

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — 95.24%

Banks — 11.46%

78,100	Cembra Money Bank AG1	$5,701,796	1.74%
	Provides financial services. The company’s services include personal loans, vehicle financing, credit cards and savings and insurance services. (Cost $4,692,948)

554,000	Credit Suisse Group AG1	7,963,733	2.43%
	A global diversified financial services company with significant activity in private banking, investment banking and asset management. (Cost $7,232,010)

104,000	Julius Baer Group Ltd.[1]	4,628,248	1.41%
	Provides private banking services. The company advises on wealth management, financial planning and investments; offers mortgage and other lending, foreign exchange, securities trading, custody and execution services. (Cost $4,622,476)

1,013,500	UBS Group AG	15,905,274	4.85%
	Provides retail banking, corporate and institutional banking, wealth management, asset management and investment banking. (Cost $15,362,324)

No. of Shares	Security	Fair Value	Percent of Net Assets

Banks — (continued)

33,749	Valiant Holding AG	$3,367,096	1.03%
	Provides financial services in Switzerland. The company offers a range of products and services in the areas of retail banking, business banking, private banking and asset management. (Cost $3,430,305)

		37,566,147	11.46%

Biotechnology — 3.02%

15,300	Actelion, Ltd.[1]	3,319,378	1.01%
	Focuses on the discovery, development and commercialization of treatments to serve critical, unmet medical needs. (Cost $662,219)

10,000	Basilea Pharmaceutica AG1	719,241	0.22%
	Conducts research into the development of drugs for the treatment of infectious diseases and dermatological problems. (Cost $670,410)

93,160	Kuros Biosciences AG1	1,879,057	0.57%
	Develops and produces biopharmaceuticals. The company produces vaccines that immunize the patient against disease related proteins. (Cost $852,053)

See Notes to Financial Statements.

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Schedule of Investments by Industry (continued)	December 31, 2016

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Biotechnology — (continued)

11,400	Lonza Group AG1	$1,977,488	0.60%
	Produces organic fine chemicals, biocides, active ingredients, and biotechnology products. The company operates production sites in China, Europe and the United States. (Cost $826,233)

3,029	NovImmune SA1,2	2,020,625	0.62%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $1,551,109)

		9,915,789	3.02%

Chemicals — 4.28%

35,400	Syngenta AG	14,019,285	4.28%
	Produces herbicides, insecticides, fungicides, and seeds for field crops, vegetables and flowers. (Cost $11,843,898)

		14,019,285	4.28%

Construction & Materials — 5.23%

2,850	Belimo Holding AG	8,631,180	2.63%
	Market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $5,722,519)

2,000	Forbo Holding AG1	2,583,756	0.79%
	Produces floor coverings, adhesives and belts for conveying and power transmission. (Cost $2,300,431)

No. of Shares	Security	Fair Value	Percent of Net Assets

Construction & Materials — (continued)

80,000	Implenia AG	$5,923,156	1.81%
Provides construction, civil and underground engineering services. The company’s projects include residential and industrial buildings, tunnels, bridges and roads. The company also provides real estate and facilities management and marketing services.
	(Cost $4,463,192)

		17,138,092	5.23%

Financial Services — 2.95%

357,584	GAM Holding AG1	4,151,612	1.26%
	An independent, well-diversified asset management business, with a focus on the manufacturing and distribution of investment products and services. (Cost $5,539,026)

18,400	VZ Holding AG	5,530,772	1.69%
Provides independent financial advice to private individuals and companies. The company consults on investment, tax and inheritance planning and provides advice regarding insurance products and coverage.
	(Cost $3,583,348)

		9,682,384	2.95%

Food & Beverage — 16.71%

200	Lindt & Sprüngli AG	12,180,843	3.71%
	Major manufacturer of premium Swiss chocolates. (Cost $3,409,877)

See Notes to Financial Statements.

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Schedule of Investments by Industry (continued)	December 31, 2016

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Food & Beverage — (continued)

593,000	Nestlé SA	$42,621,784	13.00%
	One of the world’s largest food and beverage processing companies. (Cost $13,894,380)

		54,802,627	16.71%

Industrial Goods & Services — 7.69%

32,200	Adecco Group AG	2,111,605	0.64%
	Provides personnel and temporary help, and offers permanent placement services internationally for professionals and specialists in a range of occupations. (Cost $1,728,839)

7,800	Bucher Industries AG	1,924,386	0.59%
	Manufactures food processing machinery, vehicles and hydraulic components. Produces fruit and vegetable juice processing machinery, farming machinery and outdoor equipment. (Cost $2,086,892)

25,000	Burckhardt Compression Holding AG	6,586,068	2.01%
	Produces compressors for oil refining and the chemical and petrochemical industries, industrial gases and gas transport and storage. (Cost $7,425,952)

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

54,006	DKSH Holding AG	$3,716,948	1.13%
	An international marketing and services group. The company offers a comprehensive package of services that includes organizing and running the entire value chain for any product. (Cost $3,470,894)

45,000	Feintool International Holding AG1	4,834,949	1.48%
Manufactures integrated systems for fineblanking and forming technologies. The company produces presses and special tooling capable of manufacturing precision parts, automation systems, riveting machines and extruded plastic and metal components.
	(Cost $4,049,292)

378,000	OC Oerlikon Corp. AG1	3,719,191	1.13%
Produces industrial equipment to manufacture solar energy modules, place coatings, extract processing gases, manufacture textiles, and transmit power using mechatronic driveline components.
	(Cost $4,013,528)

See Notes to Financial Statements.

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Schedule of Investments by Industry (continued)	December 31, 2016

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Industrial Goods & Services — (continued)

28,500	SFS Group AG1	$2,330,250	0.71%
Provides automotive products, building and electronic components, flat roofing and solar fastening systems. The company operates production facilities in Asia, Europe and North America.
	(Cost $1,849,976)

		25,223,397	7.69%

Insurance — 4.12%

5,500	Helvetia Holding AG	2,968,220	0.90%
	Provides a broad range of life, casualty, liability, accident and transportation insurance. (Cost $2,505,562)

24,500	Swiss Life Holding AG1	6,947,311	2.12%
	Provides life insurance and institutional investment management. (Cost $5,607,319)

38,000	Swiss Re AG	3,608,009	1.10%
Provides reinsurance, insurance and insurance linked financial market products. The company offers automobile, liability, accident, engineering, marine, aviation, life and health insurance.
	(Cost $3,304,011)

		13,523,540	4.12%

No. of Shares	Security	Fair Value	Percent of Net Assets

Machinery — 0.72%

28,293	VAT Group AG1	$2,362,042	0.72%
Developer, manufacturer and supplier of vacuum valves, multi-valve modules and edge-welded bellows for use in semiconductor, display and solar panel manufacturing. The company provides its products around the world.
	(Cost $1,348,639)

		2,362,042	0.72%

Medical Equipment — 4.32%

56,000	Sonova Holding AG	6,799,232	2.07%
	Designs and produces wireless analog and digital in-the-ear and behind-the-ear hearing aids and miniaturized voice communications systems. (Cost $8,573,645)

3,731	Spineart SA1,2	954,455	0.29%
Designs and markets an innovative full range of spine products, including fusion and motion preservation devices, focusing on easy to implant high-end products to simplify the surgical act.
	(Cost $2,623,328)

41,000	Tecan Group AG	6,410,095	1.96%
	Manufactures and distributes laboratory automation components and systems. The products are mainly used by research and diagnostic laboratories. (Cost $3,806,154)

		14,163,782	4.32%

See Notes to Financial Statements.

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Schedule of Investments by Industry (continued)	December 31, 2016

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Personal & Household Goods — 4.90%

145,000	Compagnie Financiere Richemont SA	$9,622,915	2.94%
	Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments and men’s and women’s wear. (Cost $9,612,861)

105,000	Swatch Group AG	6,431,102	1.96%
	Manufactures finished watches, movements and components. Produces components necessary to its various watch brand companies. The company also operates retail boutiques. (Cost $9,126,647)

		16,054,017	4.90%

Pharmaceuticals — 23.96%

580,000	Novartis AG	42,286,614	12.90%
	One of the leading manufacturers of branded and generic pharmaceutical products. (Cost $13,932,329)

158,500	Roche Holding AG	36,274,020	11.06%
Develops and manufactures pharmaceutical and diagnostic products. Produces prescription drugs to treat cardiovascular, infectious and autoimmune diseases and for other areas including dermatology and oncology.
	(Cost $10,459,225)

		78,560,634	23.96%

No. of Shares	Security	Fair Value	Percent of Net Assets

Retail — 0.48%

12,500	Dufry AG1	$1,561,962	0.48%
	Operates duty-free shops in countries such as Tunisia, Italy, Mexico, France, Russia, the United Arab Emirates, Singapore, the Caribbean and the United States. (Cost $1,570,314)

		1,561,962	0.48%

Technology — 3.33%

170,000	Airopack Technology Group AG1	1,990,456	0.61%
Develops and patents packaging solutions. The company has developed a technology for filling liquids, powders, gases and products of average-to-high viscosity (such as gels, creams or foam) into recyclable plastic packaging.
	(Cost $1,796,441)

357,000	Logitech International SA	8,921,927	2.72%
Engages in the development and marketing of hardware and software products that enable or enhance digital navigation, music and video entertainment, gaming, social networking and audio and video communication.
	(Cost $4,711,975)

		10,912,383	3.33%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (continued)	December 31, 2016

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Telecommunications — 2.07%

102,800	Sunrise Communications Group AG1	$6,776,799	2.07%
Provides a broad range of telecommunications services and equipment. The company offers mobile and wired phone services, broadband internet, cable television services, mobile phones, tablet computers and related equipment.
	(Cost $7,266,158)

		6,776,799	2.07%

	Total Common Stock (Cost $201,528,739)	312,262,880	95.24%

Preferred Stock — 0.77%

Biotechnology — 0.69%

8,400	Ixodes AG, Series B1,2,3	137,114	0.04%
	Develops and produces a topical product for the treatment of borreliosis infection and the prevention of Lyme disease from a tick bite. (Cost $2,252,142)

3,162	NovImmune SA, Series B1,2	2,109,348	0.65%
	Discovers and develops therapeutic monoclonal antibodies to treat patients suffering from immune-related disorders. (Cost $2,062,307)

		2,246,462	0.69%

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — 0.06%

500,863	SelFrag AG Class A1,2	$211,907	0.06%
	Designs, manufactures and sells industrial machines and processes using selective fragmentation technology. (Cost $1,932,198)

		211,907	0.06%

Medical Equipment — 0.02%

83,611	EyeSense AG, Series A Preferred[1,2]	67,458	0.02%
	A spin-out from Ciba Vision AG. Develops novel ophthalmic self-diagnostic systems for glucose monitoring of diabetes patients. (Cost $3,007,048)

		67,458	0.02%

	Total Preferred Stock (Cost $9,253,695)	2,525,827	0.77%

Limited Partnership — 0.30%

Biotechnology — 0.30%

	Aravis Biotech II, Limited Partnership[1,2,3] (Cost $2,688,778)	966,400	0.30%

	Total Investments* (Cost $213,471,212)	315,755,107	96.31%

	Other Assets Less Liabilities	12,106,219	3.69%

	Net Assets	$327,861,326	100.00%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (continued)	December 31, 2016

[1]	Non-income producing security.
[2]

Illiquid. There is not a public market for these securities in the United States or in any foreign jurisdiction, including Switzerland. Securities are priced at Fair Value in accordance with the Fund’s valuation policy and procedures. At the end of the period, the aggregate Fair Value of these securities amounted to $6,467,307 or 2.0% of the Fund’s net assets. Additional information on these securities is as follows:

Security	Acquisition Date	Cost
Aravis Biotech II, Limited Partnership	July 31, 2007 – September 13, 2016	$2,688,778
EyeSense AG – Preferred Shares A	July 22, 2010 – October 3, 2011	3,007,048
Ixodes AG – Preferred Shares B	April 7, 2011 – June 1, 2012	2,252,142
NovImmune SA – Common Shares	October 7, 2009 – December 11, 2009	1,551,109
NovImmune SA – Preferred Shares B	October 7, 2009 – December 11, 2009	2,062,307
SelFrag AG – Class A – Preferred Shares	December 15, 2011 – January 28, 2014	1,932,198
Spineart SA – Common Shares	December 22, 2010	2,623,328

		$16,116,910

[3]

Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities or an equivalent interest in the company. Details related to affiliated company holdings are as follows:

Name of Issuer	Fair Value as of 12/31/15	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Interest Income	Fair Value as of 12/31/16
Aravis Biotech II, Limited Partnership	$1,406,802	$50,079	$(370,148)	$16,102	$(136,435)	$—	$966,400
Ixodes AG – Preferred Shares B	427,804	—	—	—	(290,690)	—	137,114
Zurmont Madison Private Equity, Limited Partnership (a)	5,395,794	—	(4,332,283)	(4,767,377)	3,365,201	338,665	—

	$7,230,400	$50,079	$(4,702,431)	$(4,751,275)	$2,938,076	$338,665	$1,103,514

(a)	On December 22, 2016, Zurmont Madison Private Equity, Limited Partnership completed the distribution of proceeds from the liquidation of the partnership.
*	Cost for Federal income tax purposes is $213,155,495 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$120,439,895
Gross Unrealized Depreciation	(17,840,283)

Net Unrealized Appreciation (Depreciation)	$102,599,612

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (concluded)	December 31, 2016

PORTFOLIO HOLDINGS
% of Net Assets as of December 31, 2016
Pharmaceuticals	23.96%
Food & Beverage	16.71%
Banks	11.46%
Industrial Goods & Services	7.75%
Construction & Materials	5.23%
Personal & Household Goods	4.90%
Medical Equipment	4.34%
Chemicals	4.28%
Insurance	4.12%
Biotechnology	4.01%
Technology	3.33%
Financial Services	2.95%
Telecommunications	2.07%
Machinery	0.72%
Retail	0.48%
Other Assets Less Liabilities	3.69%

100.00%

TOP 10 PORTFOLIO HOLDINGS
% of Net Assets as of December 31, 2016
Nestlé SA	13.00%
Novartis AG	12.90%
Roche Holding AG	11.06%
UBS Group AG	4.85%
Syngenta AG	4.28%
Lindt & Sprüngli AG	3.71%
Compagnie Financiere Richemont SA	2.94%
Logitech International SA	2.72%
Belimo Holding AG	2.63%
Credit Suisse Group AG	2.43%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Assets and Liabilities	December 31, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $208,530,292)	$314,651,593
Investments in affiliated issuers, at value (cost $4,940,920)	1,103,514

Total Investments, at value (cost $213,471,212)	315,755,107

Cash	495,278
Foreign currency (cost $8,970,186)	9,037,761
Receivable for securities sold	551,349
Tax reclaims receivable	2,465,386
Prepaid expenses	122,392

Total assets	328,427,273

Liabilities:
Advisory fees payable	185,479
Directors’ fees payable	55,103
Professional fees payable	169,178
Shareholder reporting fees payable	64,868
Other fees and expenses payable	91,319

Total liabilities	565,947

Net assets	$327,861,326

Composition of Net Assets:
Paid-in capital	238,778,073
Accumulated undistributed net investment income	333,664
Accumulated net realized loss from investments and foreign currency transactions	(13,486,593)
Net unrealized appreciation on investments, foreign currency, and foreign currency translations	102,236,182

Net assets	$327,861,326

Net Asset Value Per Share:
($327,861,326 ÷ 28,126,525 shares outstanding, $0.001 par value: 50 million shares authorized)	$11.66

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Operations	For the Year Ended December 31, 2016

Investment Income:
Dividends (less of foreign tax withheld of $981,010)	$7,771,754
Interest from affiliates	338,665

Total income	8,110,419

Expenses:
Investment advisory fees (Note 2)	2,240,716
Administration fees (Note 3)	100,710
Directors’ fees and expenses	520,572
Professional fees (Note 3)	581,915
Printing and shareholder reports	140,280
Insurance fees	97,650
Delaware franchise tax fees	90,000
Custody fees (Note 3)	40,262
Transfer agency fees (Note 3)	30,991
Miscellaneous expenses	89,933

Total expenses	3,933,029

Net investment Income	4,177,390

Realized and Unrealized Gains (Loss) on Investments and Foreign Currency:
Net realized gain (loss) from:
Investments in unaffiliated issuers	(7,558,458)
Investments in affiliated issuers	(4,751,275)
Foreign currency transactions	(161,117)

Total net realized gain (loss) from unaffiliated and affiliated issuers and foreign currency transactions	(12,470,850)

Net change in unrealized appreciation (depreciation) from:
Investments in unaffiliated issuers	(3,132,785)
Investments in affiliated issuers	2,938,076
Foreign currency and foreign currency translations	15,231

Total net change in unrealized appreciation (depreciation) from unaffiliated and affiliated issuers, foreign currency and foreign currency translations	(179,478)

Net Realized and Unrealized Loss on Investments and Foreign Currency	(12,650,328)

Net Decrease in Net Assets from Operations	$(8,472,938)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Changes in Net Assets

For the Year Ended December 31, 2016	For the Year Ended December 31, 2015

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$4,177,390	$2,981,813
Total net realized gain (loss) from unaffiliated and affiliated issuers and foreign currency transactions	(12,470,850)	15,645,458
Total net change in unrealized appreciation (depreciation) from unaffiliated and affiliated issuers, foreign currency and foreign currency translations	(179,478)	(10,446,168)

Net increase (decrease) in net assets from operations	(8,472,938)	8,181,103

Distributions to Stockholders from:
Net investment income and net realized gain from foreign currency transactions	(3,376,491)	(951,145)
Net realized capital gain	(5,784,833)	(18,876,906)

Total distributions to stockholders	(9,161,324)	(19,828,051)

Capital Share Transactions:
Value of shares issued in reinvestment of dividends and distributions	4,890,343	15,770,613
Value of shares repurchased through stock repurchase program (Note 6)	(3,526,346)	(448,965)

Total increase from capital share transactions	1,363,997	15,321,648

Total increase (decrease) in net assets	(16,270,265)	3,674,700

Net Assets:
Beginning of year	344,131,591	340,456,891

End of year (including accumulated net investment income of $333,664 and $1,348,121, respectively)	$327,861,326	$344,131,591

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Financial Highlights

	For the Years Ended December 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at the beginning of the period	$12.30	$12.78	$15.46	$12.99	$11.54

Income from Investment Operations:
Net investment income[1]	0.15	0.11	0.08	0.08	0.16
Net realized and unrealized gain (loss) on investments[2]	(0.45)	0.12	(0.40)	3.45	1.42

Total from investment activities	(0.30)	0.23	(0.32)	3.53	1.58

Gain from capital share repurchases	0.02	—	—	0.03	—
Gain from tender offer	—	—	0.05	—	—
Capital change resulting from the issuance of fund shares	(0.03)	—	(0.03)	—	(0.06)

Less Distributions:
Dividends from investment income and net realized gains from foreign currency transactions	(0.12)	(0.03)	(0.04)	(0.07)	(0.06)
Distributions from net realized capital gains	(0.21)	(0.68)	(2.34)	(1.02)	(0.01)

Total distributions	(0.33)	(0.71)	(2.38)	(1.09)	(0.07)

Net asset value at end of period	$11.66	$12.30 [3]	$12.78 [4]	$15.46 [5]	$12.99

Market value per share at the end of period	$10.21	$10.56	$11.14	$13.95	$11.29

Total Investment Return:[6]
Based on market value per share	(0.24)%	1.41%	(3.66)%	33.10%	14.17%
Based on net asset value per share	(2.19)%	2.96%[3]	(0.27)%[4]	28.18%[5]	13.26%
Ratios to Average Net Assets:
Net expenses	1.19%	1.15%	1.41%	1.30%	1.44%
Gross expenses	1.19%	1.15%	1.41%	1.30%	1.44%
Net investment income	1.26%	0.81%	0.52%	0.57%	1.32%
Supplemental Data:
Net assets at end of period (000’s)	$327,861	$344,132	$340,457	$471,888	$402,280
Average net assets during the period (000’s)	$331,874	$368,969	$426,661	$456,196	$376,713
Portfolio turnover rate	19%	23%	48%	45%	61%

[1]	Calculated using the average shares method.
[2]	Includes net realized and unrealized currency gain and losses.
[3]

The net assets value per share (“NAV”) for financial reporting purposes, $12.30, differs from the NAV reported on December 31, 2015, $12.33 due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

[4]

The NAV for financial reporting purposes, $12.78, differs from the NAV reported on December 31, 2014, $12.82 due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

[5]

The NAV for financial reporting purposes, $15.46, differs from the NAV reported on December 31, 2013, $15.39 due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

[6]	Total investment return based on market value differs from total investment return based on net assets value due to changes in relationship between Fund’s market price and its NAV per share.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price on the securities exchange or national securities market on which such securities primarily are traded (the “Primary Market”) prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded on a day on which the Fund calculates its NAV, the Fund uses the mean between the bid and asked prices for that day. If there are no asked quotations for such a security, the value of such security will be the most recent bid quotation on the Primary Market on that day. On any day when a security’s Primary Market is closed because of a local holiday or other scheduled closure, but the New York Stock Exchange is open, the Fund may use the prior day’s closing prices to value such security regardless of the length of the scheduled closing.

When valuing fixed-income securities, if any, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If there is no current bid price for a fixed-income security, the value of such security will be the mean between the last quoted bid and asked prices on that day. Overnight and certain other short-term fixed-income securities with maturities of less than 60 days will be valued by the amortized cost method, unless it is determined that the amortized cost method would not represent the fair value of such security.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish procedures to provide for the valuation of the Fund’s portfolio holdings. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

Swiss exchange-listed options, including Eurex-listed options, are valued at their most recent sale price (latest bid for long options and the latest ask for short options) on the Primary Market, or if there are no such sales, at the average of the most recent bid and asked quotations on such Primary Market, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options). If, however, there are no such quotations, such options will be valued using the implied volatilities observed for similar options or from aggregated data as an input to a model. Options traded in the over-the-counter market are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction. Option contracts that are neither exchange-listed nor traded in the over-the-counter market, and where no broker can provide a quote or approved pricing vendor a price, may be valued using the implied volatilities observed for similar instruments or from aggregated market data received from services (e.g., Bloomberg) as an input to a widely-accepted model.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The aggregate value of these investments amounted to $6,467,307, or 2.0% of the Fund’s net assets at December 31, 2016, and are listed in Note 2 to the Schedule of Investments.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical assets and liabilities

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2016:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments Valued at NAV**	Total
Investments in Securities*
Common Stock	$309,287,800	$—	$2,975,080	$—	$312,262,880
Preferred Stock	—	—	2,525,827	—	2,525,827
Limited Partnership	—	—	—	966,400	966,400

Total Investments in Securities	$309,287,800	$—	$5,500,907	$966,400	$315,755,107

*	Please see the Schedule of Investments for industry classifications.

**	The Fund adopted Accounting Standards Update 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”) on January 1, 2016. As of December 31, 2016 certain of the Fund’s investments were valued using net asset value (“NAV”) per share (or its equivalent) as a practical expedient for fair value and have been excluded from the fair value hierarchy in accordance with ASU 2015-07. The fair value amount presented in this table is intended to permit reconciliation of the amounts presented in the fair value hierarchy to the amounts presented in the statement of assets and liabilities.

The Fund values its investment in a private equity limited partnership in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnership and its portfolio holdings provided by the partnership’s general partner or manager, other available information about the partnership’s portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnership’s general partner or manager and/or other limited partners and comparisons of previously-obtained estimates to the partnership’s audited financial statements. In using the unadjusted NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately-held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

Level 3 securities, which are listed in Note 2 to the Schedule of Investments, consist of the Fund’s investments in privately-held companies.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

Quantitative Information about certain Level 3 Fair Value Measurements
	Fair Value at December 31, 2016	Valuation Technique	Unobservable inputs	Range[1]
Biotechnology
NovImmune SA—Common Shares	$2,020,625	Market approach	Recent round of financing	N/A
NovImmune SA—Preferred Shares	2,109,348	Market approach	Recent round of financing	N/A
Ixodes AG—Preferred Shares	137,114	Discounted cash flow	Discount rate	14%-16%
			Probability of success rate on research and development	40%-60%
Industrial Goods & Services
SelFrag AG—Preferred Shares	211,907	Market approach	Recent round of financing	N/A
Medical Equipment
EyeSense AG—Preferred Shares	67,458	Market approach	Recent round of financing	N/A
Spineart SA—Common Shares	954,455	Market approach	Peer group revenue multiples	3.0x-4.0x
Total	$5,500,907

[1]

Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. Generally, a change in the probability of success rate on research and development is accompanied by a directionally similar change in fair value. Conversely, a change in the discount rate is accompanied by a directionally opposite change in fair value.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

The Fund’s policy is to disclose transfers between Levels based on their market prices as of the beginning of the period.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Limited Partnerships	Total
Balance as of December 31, 2015	$3,003,892	$3,361,638	$6,802,596	$13,168,126
Change in Unrealized Appreciation/Depreciation (a)	269,929	63,290	3,228,766	3,561,985
Net Realized Gain (Loss)	—	—	(4,751,275)	(4,751,275)
Gross Purchases (b)	—	—	50,079	50,079
Gross Sales (c)	—	—	(4,363,766)	(4,363,766)
Transfer out of Level 3 (d)(e)	(298,741)	(899,101)	(966,400)	(2,164,242)

Balance as of December 31, 2016	$2,975,080	$2,525,827	$—	$5,500,907

(a)	The noted amounts of change in unrealized appreciation/depreciation relate to the fair value of Level 3 assets held on December 31, 2016.

(b)	For private equity limited partnership investments, Gross Purchases represents contributions of capital.

(c)	For private equity limited partnership investments, Gross Sales represents capital distributions. On December 22, 2016, Zurmont Madison Private Equity, Limited Partnership completed the distribution of proceeds from the liquidation of the partnership.

(d)	On January 20, 2016, Kuros Biosurgery AG completed a previously announced combination with Cytos Biotechnology AG, forming a new company, Kuros Biosciences AG, the shares of which trade on the SIX Swiss Exchange under the symbol KURN SW. As a result of this corporate action, the Fund received common shares of Kuros Biosciences in exchange for both its common and preferred shares held of Kuros Biosurgery.

(e)	The Fund adopted Accounting Standards Update 2015-07 on January 1, 2016. As of December 31, 2016 certain of the Fund’s investments were valued using NAV per share as a practical expedient for fair value and have been excluded from the fair value hierarchy in accordance with ASU 2015-07.

C. Securities Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase to a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as a reduction of dividend income, net of any amount reclaimable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

Distributions received from securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment and/or as a realized gain.

D. Distributions

The Fund pays dividends at least annually to the extent it has any federally taxable net investment income and makes distributions of any net realized capital gains to the extent that they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund records dividends and distributions on the ex-dividend date.

E. Federal Income Taxes

The Fund’s policy is to continue to comply with the requirements of the Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. See Note 5 for federal income tax treatment of foreign currency gains/losses.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund files federal tax returns which remain open for examination generally for the current year and the three prior years. In addition, the Fund holds investments in Switzerland and other foreign tax jurisdictions. Withholding taxes on foreign interest and dividends have been provided for in accordance with each applicable country’s tax rules and rates.

F. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities. In addition, the Fund can make its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency shown in the Fund’s financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates of securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency translations resulting in realized and unrealized gain or loss are disclosed separately.

G. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the Swiss franc relative to the U.S. dollar, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region expose the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

Note 2—Fees and Transactions with Affiliates

Schroder Investment Management North America Inc. (“SIMNA”) and its affiliate, Schroder Investment Management North America Limited (“SIMNA Ltd” and together with SIMNA, “Schroders”), serve as the Fund’s investment adviser and investment sub-adviser, respectively. The Fund pays SIMNA an annual advisory fee of 0.70% of the Fund’s average month-end net assets up to $250 million, 0.60% of such assets in excess of $250 million and up to $350 million, 0.55% of such assets in excess of $350 million and up to

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

$450 million, 0.50% of such assets in excess of $450 million and up to $550 million, and 0.45% of such assets in excess of $550 million. As compensation for its investment sub-advisory services, SIMNA Ltd receives 49.5% of the advisory fee paid by the Fund to SIMNA.

Prior to July 1, 2014, Hottinger Capital Corp. (“HCC”) served as the Fund’s investment adviser. Under that agreement, the Fund paid HCC an annual advisory fee based on its month-end assets which accrued daily and was calculated and paid monthly at the following annual rates: 1.00% of the first $60 million, 0.90% of the next $40 million, 0.80% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, 0.50% of the next $200 million and 0.45% of such assets in excess of $800 million.

The Fund pays each Director who is not an “interested person” (as such term is defined in the Act) of the Fund or Schroders (“Non-Interested Directors”), $40,982 annually in compensation, except for the Chairman of the Board to whom the Fund pays an annual fee of $54,682 and for the Chairs of the Audit, the Pricing and the Governance/Nominating Committees to each of whom the Fund pays an annual fee of $46,884. In addition, the Fund pays each Non-Interested Director $1,300 for each Board meeting attended and pays each Non-Interested Director who is a member of a Committee a fee of $750 for each Committee meeting attended. Committee meeting fees are paid for only those meetings held separately from other meetings. The Board or a Committee may establish ad hoc committees or subcommittees. Any Committee or sub-committee member may be compensated by the Fund for incremental work outside of the regular meeting process based on the value determined to be added to the Fund.

Note 3—Other Service Providers

American Stock Transfer & Trust Company is the Fund’s transfer agent. Effective October 1, 2015, JPMorgan Chase Bank, N.A. serves as the Fund’s custodian and also provides certain administration and portfolio accounting services to the Fund. The Fund pays these service providers’ fees, which are accrued daily and paid monthly. Prior to October 1, 2015, Citi Fund Services Ohio, Inc. provided custodian, administration and portfolio accounting services to the Fund.

In addition to its other service provider fees, the Fund incurs certain professional fees, including fees of its outside legal counsel and legal counsel to the Fund’s Non-Interested Directors as well as fees of its independent registered public accounting firm. Those fees vary depending on the nature of the Fund’s activities each year.

Note 4—Capital Share Transactions

The Fund is authorized to issue up to 50 million shares of capital stock. Transactions in capital shares were as follows:

	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Dividends Reinvested	496,552	$4,890,343	1,370,659	$15,770,613
Repurchased through Stock Repurchase Program (Note 6)	(348,885)	(3,526,346)	(39,817)	(448,965)

Net Increase/(Decrease)	147,667	$1,363,997	1,330,842	$15,321,648

Note 5—Federal Income Tax and Investment Transactions

As of December 31, 2016, accumulated net investment income and accumulated net realized gain from investments and foreign currency transactions have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatment of foreign currency transactions, partnerships and dividend re-designations.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

The following reclassification was the result of currency reclassifications, partnerships and dividend re-designations and has no impact on the net assets of the Fund.

Accumulated Net Investment Income	$(1,815,356)
Accumulated Net Realized Gain	1,801,457

Paid-in Capital	13,899

The tax character of distributions paid during 2016 and 2015 were as follows:

	2016	2015
Ordinary Income	$3,957,518	$2,788,786
Long-Term Capital Gains	5,203,806	17,039,265

Total	$9,161,324	$19,828,051

Under current tax law, capital losses and specified ordinary losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund had deferred post-October capital and currency losses and other late-year deferrals totaling $4,365,642, which will be treated as arising on the first business day following the fiscal year ended December 31, 2016.

Capital loss carryovers retain their character as either long-term capital losses or short-term capital losses and are applied as a new loss on the first day of the immediately succeeding tax year. At December 31, 2016, the Fund had capital loss carryovers totaling $9,540,682.

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$437,678
Capital Loss Carry Forward	(9,540,682)
Current Late-Year Loss Deferral and Post October Losses	(4,365,642)
Unrealized Appreciation	102,551,899

Total	$89,083,253

The differences between book basis and tax basis distributable earnings are primarily attributable to tax deferral of wash sales and investments in partnerships.

Gains and losses from foreign currency transactions are treated as ordinary income and loss, respectively, for federal income tax purposes.

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the period ended December 31, 2016 were $60,212,202 and $73,823,052, respectively.

The following summarizes all distributions declared by the Fund during the year ended December 31, 2016:

	Record Date	Payable Date	Amount
Ordinary Income	12/21/2016	12/29/2016	$0.120

Short-Term Capital Gains	7/8/2016	8/12/2016	0.021

Long-Term Capital Gains	7/8/2016	8/12/2016	0.185

Total Distributions			$0.326

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (concluded)

Note 6—Stock Repurchase Program

Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange in 1999. The Board has authorized a stock repurchase program permitting such purchases by the Fund in each subsequent year, except for 2014. The principal purpose of the stock repurchase program has been to enhance stockholder value by increasing the Fund’s NAV per share without adversely affecting the Fund’s expense ratio.

On December 5, 2016, the Fund announced the Board’s approval of the continuation of the Fund’s stock repurchase program. Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to 500,000 shares. During the year ended December 31, 2016, the Fund repurchased and retired 348,885 shares at an average price of $10.11 per share (including brokerage commissions) and at a weighted average discount of 13.7%. These repurchases had a total cost of $3,526,346 (including brokerage commissions). This difference between the Fund’s NAV and the price of the repurchases resulted in an increase to the Fund’s NAV of $0.02 per share.

The Fund intends to repurchase shares of its common stock, at such times and in such amounts as is deemed advisable and in accordance with applicable law, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer and the ability of the Fund to raise cash to repurchase shares of the Fund’s common stock in a tax-efficient manner.

Note 7—Capital Commitments

As of December 31, 2016, the Fund maintains an illiquid investment in one private equity limited partnership. This investment appears in the Fund’s Schedule of Investments. The Fund’s capital commitment for this partnership is shown in the table below:

Investments	Original Capital Commitment*	Unfunded Commitment*
Private Equity Limited Partnership—International (a)
Aravis Biotech II, Limited Partnership	$3,197,717	$137,182

*	The original capital commitment represents 3,250,000 Swiss francs. The unfunded commitment represents 139,425 Swiss francs. The Swiss franc/U.S. dollar exchange rate as of December 31, 2016 was used for conversion and equaled 1.01635 as of such date.

(a)	This category consists of one private equity limited partnership that invests primarily in ventures, biotechnology and in management buyout of industrial and consumer goods companies. There is no redemption right for the interest in this limited partnership. Instead, the nature of investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership.

Note 8—Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2016.

THE SWISS HELVETIA FUND, INC.

Report of Independent Registered Public Accounting Firm

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Swiss Helvetia Fund, Inc. (the “Fund”), as of December 31, 2016 and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2015 and the financial highlights for each of the two years in the period then ended were audited by other auditors whose report dated February 26, 2016, expressed an unqualified opinion on those financial statements and financial highlights. The financial highlights for each of the two years in the period ended December 31, 2013 were audited by other auditors whose report dated February 28, 2014, expressed an unqualified opinion on those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and other issuers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Swiss Helvetia Fund, Inc. as of December 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

February 28, 2017

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited)

This report is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 730-2932 and on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the twelve-month period ended December 31 is available, without charge and upon request, by calling (800) 730-2932 and on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Change in Independent Registered Public Accounting Firm

On December 21, 2016, PricewaterhouseCoopers LLP (“PwC”) resigned as the independent registered public accounting firm of the Fund, in light of the existence of certain lending relationships relevant to the Fund thought to bear on independence considerations associated with Rule 2-01(c)(1)(ii)(A) of Regulation S-X or the

“Loan Rule.” PwC advised the Audit Committee that none of those lending relationships compromised or impaired its objectivity or impartiality in connection with its audits of the Fund’s financial statements.

The audit reports of PwC on the Fund’s financial statements as of and for the years ended December 31, 2014 and December 31, 2015 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2014 and December 31, 2015 and through December 21, 2016, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused it to make reference to the subject matter of the disagreements in connection with its audit reports for such years, nor were there any “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Fund previously provided PwC with a copy of the foregoing disclosures, as set forth in the Fund’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 23, 2016 (the “Form 8-K”), and asked PwC to furnish the Fund with a letter addressed to the SEC stating whether or not it agreed with the disclosures. A copy of PwC’s letter dated December 23, 2016, stating that it agreed with the foregoing disclosures, was included as an exhibit to the Form 8-K.

Effective December 23, 2016, Tait, Weller & Baker, LLP (“Tait Weller”) was engaged to serve as the Fund’s independent registered public

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited) (continued)

accounting firm to audit the Fund’s financial statements for the fiscal year ending December 31, 2016. The Board of Directors of the Fund approved the engagement of Tait Weller upon the recommendation of its Audit Committee. During the two most recent fiscal years and through December 23, 2016, neither the Fund nor any person on its behalf has consulted with Tait Weller with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are described in Items 304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act.

Code of Ethics

The Board of Directors of the Fund and the Advisor have adopted Codes of Ethics pursuant to Rule 17j-1 under the Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended the “Codes”). The Codes apply to the personal investing activities of various individuals including directors and officers of the Fund, the Fund’s portfolio managers and designated officers, directors and employees of the Advisor. The provisions of the Codes place restrictions on individuals who are involved in managing the Fund’s portfolio, who help execute the portfolio managers’ decisions or who come into possession of contemporaneous information concerning the investment activities of the Fund.

The fundamental principle of the Codes is that the individuals covered by the Codes have a fiduciary responsibility to the Fund and its stockholders. They are therefore required at all times to place the interests of the Fund and the stockholders first and to conduct all personal securities transactions in manner so as to avoid any actual or potential conflict of interest or abuse of their position of trust.

Portfolio managers and other individuals with knowledge of Fund investment activities are prohibited from purchasing or selling a security during a blackout period of 30 calendar days before and after the date on which the Fund effects trade in the same or a similar security. They are also prohibited from engaging in short-term trading of Swiss equity or equity-linked securities.

Additionally, the Fund’s portfolio managers are prohibited from participating in any initial public offering or private placement of Swiss equity and equity-linked securities and other covered individuals must obtain prior clearance before doing so.

Any individual who violates the provisions of the Codes is required to reverse the transaction and to turn over any resulting profits to the Fund. The Fund and the Advisor have adopted compliance procedures and have appointed compliance officers to ensure that all covered individuals comply with the Codes.

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited) (concluded)

Tax Information for the Year Ended December 31, 2016

Distributions

The Fund designates 100% of its ordinary income dividend distributions for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

The amounts may differ from those elsewhere in this report because of difference between tax and financial reporting requirements. For federal income tax purposes, distributions from short-term capital gains are classified as ordinary income. The Fund’s distributions to stockholders of long-term capital gains included $5,203,806 in connection with the distributions paid August 12, 2016 and December 29, 2016 to stockholders of record on July 8, 2016 and December 21, 2016, respectively.

The Fund intends to elect to pass through to stockholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding shares on December 31, 2016, were $0.33 and $0.03 per share, respectively.

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited)

The following tables set forth certain information about each person currently serving as a Director of the Fund, including his or her beneficial ownership of Common Stock of the Fund. All information presented in the tables is as of December 31, 2016. Each of the Directors has been determined to be a non-interested Director under the Investment Company Act of 1940, as amended.

Class I Directors (Terms Will Expire in 2019)
Name, Address & Age[1]	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Director During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[2]
Jean-Marc Boillat Age: 74	Director (2005); and Member of the Governance/ Nominating Committee (2005), the Pricing Committee (2009 to 2011; 2012 to 2014) and the Audit Committee (2014)	Former CEO, Tornos-Bechler S.A., Moutier; Former Ambassador of Switzerland in various countries, including Lebanon, Cyprus, Angola, Mozambique and Argentina	None	3,000 $10,001-$50,000
Joseph S. Calhoun, III Age: 61	Director (2016); and Member of the Audit Committee (2016) and the Governance/ Nominating Committee (2016)	Treasurer, Carnegie Mellon University; Senior Vice President and Treasurer, The New York Life Insurance Company from 1992 to 2007	Trustee of the Schroder Mutual Funds (17 portfolios) since 2010	550 $1 - $10,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited) (continued)

Class II Directors (Terms Will Expire in 2017)
Name, Address & Age[1]	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Director During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[2]
Samuel B. Witt, III, Esq. Age: 81	Director (1987) and Chairman of the Board of Directors (2006 to 2015); and Member of the Governance/ Nominating Committee (2002)	Samuel B. Witt, III, Attorney-at-Law	Trustee of The Williamsburg Investment Trust (11 funds)	8,411 Over $100,000
Claus Helbig Age: 75	Director (2008); Member (2008) and Chair (2013) of the Governance/ Nominating Committee; and Member of the Audit Committee (2009 to 2014) and the Pricing Committee (2009)	Attorney-at-Law; Member of the Supervisory Board of: Audi AG (Ingolstadt) from 1998 to 2008, Bankhaus August Lenz & Co. AG (Munich) (Chairman) since 2002, GLL Real Estate Partners GmbH (Munich) (Chairman) since 2001, and HCM Capital Management AG (Munich) (Vice-Chairman) from 2004 to 2010; Member of the European Advisory Board of Booz Allen Hamilton from 2003 to 2011; Member of the Global Advisory Board of Millennium Associates, Zug/CH from 2007 to 2010; Director of Leo Capital Growth SPC (Ireland) from 2007 to 2015; Director of Societé Horlogère Reconvilier AG, Zug/Suisse since 2011	None	1,000 $10,001-$50,000
Richard A. Brealey Age: 80	Director (1987 to 1996 and since 2009); Member (2009) and Chair (2012) of the Pricing Committee; and Member of the Governance/ Nominating Committee (2009) and the Audit Committee (2012)	Emeritus Professor London Business School (LBS); Full-time faculty member LBS from 1968 to 1998; Special Advisor to the Governor of the Bank of England 1998-2001	Director of the HSBC Investor Funds from 2004 to 2008	18,764 Over $100,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited) (concluded)

Class III Directors (Terms Will Expire in 2018)
Name, Address & Age[1]	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Director During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[2]
Brian A. Berris Age: 72	Director (2012) and Chairman of the Board of Directors (2015); Member and Chair of the Audit Committee (2013 to 2015); and Member of the Governance/ Nominating Committee (2012)	Partner, Brown Brothers Harriman & Co. since 1991; Member of the Audit Committee of Brown Brothers Harriman & Co. from 2010 to 2016; Member of the Pension Investment Committee of Brown Brothers Harriman & Co. from 2012 to 2016; Director and Member of the Audit Committee of Brown Brothers Harriman Trust Company (Cayman) Limited from 2007 to 2015	None	10,000 over $100,000
David R. Bock Age: 73	Director (2010); Member (2012) and Chair (2015) of the Audit Committee; and Member of the Governance/ Nominating Committee (2010) and the Pricing Committee (2010)	Managing Partner, Federal City Capital Advisors since 1997; Interim CEO, Oxford Analytical, January to June 2010; Executive Vice President and Chief Financial Officer of I-trax, Inc. (health care services) from 2004 to 2008; Managing Director of Lehman Brothers from 1992 to 1995; Executive at The World Bank from 1974 to 1992	Director of the Pioneer Funds (53 portfolios) since 2005; Director and Member of the International Advisory Board of Oxford Analytica (political and economic consulting) since 2008; Director of Enterprise Community Investment (private investment company) from 1985 to 2010; Director of New York Mortgage Trust from 2004 to 2008 and since 2012; Director of I-trax, Inc. from 2000 to 2004	5,389 $50,001-$100,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Officers (Unaudited)

The following table sets forth certain information about each person currently serving as an Officer of the Fund, including his or her beneficial ownership of Common Stock of the Fund. All information presented in the table is as of December 31, 2016.

Officers[3]
Name, Address & Age[1]	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Officer During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[2]
Mark A. Hemenetz Age: 60	President and Principal Executive Officer (2014)	Chief Operating Officer—Americas, SIMNA; Member of Board of Managers, Schroder Fund Advisors LLC (“SFA”); President and Principal Executive Officer of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware)	None	None
Alan M. Mandel Age: 59	Treasurer and Principal Financial Officer (2014)

Head of Fund Administration, SIMNA; Member of Board of Managers, SFA; Treasurer and Principal

Financial and Accounting Officer of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware)

			None	1,070 $10,001-$50,000
Shanak Patnaik Age: 49	Chief Compliance Officer (2016)	Chief Compliance Officer, SFA, Senior Compliance Manager, SIMNA, Inc. from 2012 to 2016; Independent Consultant from January 2012 to April 2012	None	None
Abby L. Ingber Age: 54	Chief Legal Officer and Secretary (2014)	Deputy General Counsel and Managing Lawyer, SIMNA; formerly, Member of Board of Managers, SFA; Chief Legal Officer and Secretary/Clerk of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware)	None	None
Carin F. Muhlbaum Age: 54	Vice President (2014)

General Counsel, SIMNA; Secretary and General

Counsel, SFA; Vice President of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware); formerly, Member of Board of Managers, SFA

			None	None
William P. Sauer Age: 53	Vice President (2014)	Head of Investor Services, SIMNA; Vice President of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware)	None	None
David Marshall Age: 45	Assistant Treasurer (2014)	Manager of Fund Administration, SIMNA; Assistant Treasurer of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware); formerly, Vice President of Fund Administration, AMG Funds	None	None

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Officers (Unaudited) (concluded)

Officers[3]
Name, Address & Age[1]	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Officer During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[2]
Angel Lanier Age: 54	Assistant Secretary (2015)	Legal Assistant, SIMNA; Assistant Secretary, Schroder Fund Advisors LLC	None	None
[1]	The Address for each Director and Officer, unless otherwise noted, is c/o Schroder Investment Management North America Inc., 875 Third Avenue, 22nd Floor, New York, New York 10022.
[2]

All Directors and Officers as a group (15 persons) owned 48,184 shares, which constitutes less than 1.00% of the outstanding Common Stock of the Fund. Share numbers in this Annual Report have been rounded to the nearest whole share.

[3]	Each Officer serves on a year-to-year basis for an indefinite term, until his or her successor is elected and qualified.

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited)

Terms and Conditions

Pursuant to this Automatic Dividend Reinvestment Plan (the “Plan”) of The Swiss Helvetia Fund, Inc. (the “Fund”), unless a holder (each, a “Shareholder”) of the Fund’s shares of common stock (the “Common Shares”) otherwise elects, all income dividends, capital gain distributions and returns of capital, if any (collectively referred to herein as “dividends”), on such Shareholder’s Common Shares will be automatically reinvested by American Stock Transfer & Trust Company, as agent for Shareholders in administering the Plan (the “Plan Administrator”), in additional Common Shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends payable in cash directly to the Shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by American Stock Transfer & Trust Company LLC, as the Dividend Disbursing Agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator. Enrollment, purchase or sales of shares and other transactions or services offered by the Plan can be directed to the Plan Administrator through the following:

Telephone

Telephone the Plan Administrator: 1-888-556-0425.

In Writing

You may also write to the Plan Administrator at the following address: American Stock Transfer & Trust Company, PO Box 922, Wall Street Station, New York, NY 10269-0560. Be sure to include your name, address, daytime phone number, social security or tax I.D. number and a reference to The Swiss Helvetia Fund, Inc. on all correspondence.

Participation in the Plan is completely voluntary and may be terminated at any time without penalty by providing notice in writing to the Plan Administrator at least 3 business days prior to any dividend payment date for that dividend to be payable in cash. A request for termination that is received less than 3 business days prior to any dividend payment date will be processed by the Plan Administrator, but you will have that dividend reinvested in additional Common Shares. However, all subsequent dividends will be payable in cash unless and until you resume participation in the Plan. To resume participation in the Plan, your request to enroll in the Plan must be received by the record date for that dividend distribution. If received after the record date, your participation in the Plan will begin with the next dividend declaration.

Whenever the Fund declares a dividend, payable either in Common Shares or in cash, participants in the Plan will receive a number of Common Shares determined in accordance with the following provisions and non-participants in the Plan will receive cash. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through the receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the New York Stock Exchange, the primary national securities exchange on which the Common Shares are traded, or elsewhere.

If, on the payment date for any dividend, the net asset value (“NAV”) per Common Share is equal to or less than the market price per Common Share (plus estimated brokerage trading fees) (such condition being referred to herein as

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (continued)

“market premium”), the Plan Administrator will invest the dividend amount in newly issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per Common Share on the date the Common Shares are issued, provided that, if the NAV per Common Share is less than or equal to 95% of the then current market price per Common Share on the date of issuance, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

If, on the payment date for any dividend, the NAV per Common Share is greater than the market price of the Common Shares (plus estimated brokerage trading fees) (such condition being referred to herein as “market discount”), the Plan Administrator will invest the dividend amount in Common Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in Common Shares acquired in open-market purchases. If, before the Plan Administrator has completed its open-market purchases, the market price of a Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend had been paid in newly issued Common Shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, if the Plan Administrator is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Shares at the NAV per Common Share at the close of business on the last purchase date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of Common Shares issuable under the Plan.

The Plan Administrator maintains all registered Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Common Shares in the account of each Plan participant generally will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, although the Plan Administrator will issue certificates for whole Common Shares upon your request. Certificates for fractional Common Shares will not be issued.

In the case of Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Shareholder and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (concluded)

Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Administrator’s open-market purchases of Common Shares in connection with the reinvestment of dividends under the Plan.

Participants in the Plan may sell any or all of their Common Shares in their Plan accounts by contacting the Plan Administrator. The Plan Administrator currently charges $15.00 for the transaction, plus $0.10 per Common Share for this service. Participants also may withdraw their Common Shares from their Plan accounts and sell those Common Shares through their broker.

Neither the Fund nor the Plan Administrator will provide any advice, make any recommendations, or offer any opinion with respect to whether or not you should purchase or sell your Common Shares or otherwise participate in the Plan. You must make independent investment decisions based on your own judgment and research. The Common Shares held in Plan accounts are not subject to protection under the Securities Investor Protection Act of 1970.

Neither the Fund nor the Plan Administrator will be liable for any good faith act or for any good faith omission to act, including, without limitation, any claim or liability arising out of failure to terminate a participant’s account upon the participant’s death, the prices at which Common Shares are purchased or sold for a participant’s account, the times when purchases or sales of Common Shares are made, or fluctuations in the market value of Common Shares. However, nothing contained in this provision affects a Shareholder’s right to bring a cause of action based on alleged violations of the federal securities laws.

Voting

Each Shareholder proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.

Taxation

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Amendments to Plan

The Fund reserves the right to suspend, amend or terminate the Plan at any time. All Shareholders of record, both participants and non-participants in the Plan, will be notified of any suspension, termination or significant amendment of the Plan. If the Plan is terminated, Common Shares held in the participants’ accounts will be distributed to the participants. Any change in the source of purchase of Common Shares under the Plan from open market purchases or direct issuance by the Plan Administrator does not constitute an amendment to the Plan.

THE SWISS HELVETIA FUND, INC.

Independent Directors and Officers

Brian A. Berris

Chairman (Non-executive)

David R. Bock[1]

Director

Jean-Marc Boillat[2]

Director

Richard A. Brealey[2,3]

Director

Joseph S. Calhoun[2]

Director

Claus Helbig[4]

Director

Samuel B. Witt III, Esq.

Director

Mark A. Hemenetz

President

Principal Executive Officer

Alan M. Mandel

Treasurer

Principal Financial Officer

Shanak Patnaik

Chief Compliance Officer

Carin F. Muhlbaum

Vice President

William P. Sauer

Vice President

Abby L. Ingber

Chief Legal Officer Secretary

David Marshall

Assistant Treasurer

Angel Lanier

Assistant Secretary

[1] Audit Committee Chair [2] Audit Committee Member [3] Pricing Committee Chair	[4] Governance/Nominating Committee Chair

Investment Adviser

Schroder Investment Management North America, Inc.

875 Third Avenue, 22nd Floor

New York, NY 10022

(800) 730-2932

Investment Sub-adviser

Schroder Investment Management North America Ltd.

31 Gresham Street

London, EC2V 7QA

Administrator

JPMorgan Chase Bank, N.A.

Custodian

JPMorgan Chase Bank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

(888) 556-0425

Legal Counsel

Stroock & Stroock & Lavan LLP

Independent Registered Public Accounting Firm

Tait, Weller & Baker, LLP

The Investment Adviser

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Schroder Investment Management North America Inc. (“SIMNA Inc.”)

SIMNA Inc. is an investment adviser registered with the U.S. Securities & Exchange Commission (the “SEC”). It provides asset management products and services to a broad range of clients including Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust, investment companies registered with the SEC. SIMNA Inc. is part of a global asset management firm with approximately $487.1 billion in assets under management as of September 30, 2016.

Executive Offices

The Swiss Helvetia Fund, Inc.

875 Third Avenue, 22nd Floor

New York, NY 10022

(800) 730-2932

For inquiries and reports:

(800) 730-2932

email: swzintermediary@schroders.com

Website Address

www.swzfund.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by accessing the Fund’s website www.swzfund.com. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

THE SWISS HELVETIA FUND, INC.

Executive Offices

875 Third Avenue, 22nd Floor

New York, NY 10022

(800) 730-2932

www.swzfund.com

A SWISS INVESTMENTS FUND

WWW.SWZFUND.COM

ANNUAL REPORT

For the Year Ended

December 31, 2016

Item 2. Code Of Ethics.

(a)	As of the end of the period, December 31, 2016, the Registrant has adopted a Senior Financial Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Not Applicable.

(c)	The Registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The Registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

(e)	Not Applicable.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors (the “Board”) has determined that Messrs. David R. Bock, Richard A. Brealey and
Joseph S. Calhoun, III, each a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Each of Messrs. Bock, Brealey and Calhoun is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: Effective December 23, 2016, Tait, Weller & Baker, LLP (“Tait Weller”) was engaged to serve as the Fund’s independent registered public accounting firm to audit the Fund’s financial statements for the fiscal year ending December 31, 2016. PricewaterhouseCoopers LLP (“PwC”) served as the Fund’s independent public accounting firm in connection with the audit of the Fund’s financial statements for the fiscal year ended December 31, 2015. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountants for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $91,600 in 2015 (to PwC) and $50,000 in 2016 (to Tait Weller).

(b)	Audit-Related Fees: The aggregated fees billed in the Reporting Periods for assurance and related services rendered by the principal accountants to the Registrant were $7,500 in 2015 (to PwC) and $0 in 2016 (to Tait Weller). These services, in accordance with Statement on Auditing Standards No.100, Interim Financial Information, consisted of review of the Fund’s semi-annual reports to shareholders.

There were no fees billed in the Reporting Periods for assurance and related services rendered by the principal accountants to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant (collectively the “investment adviser”) which were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(c)	Tax Fees: The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountants to the Registrant for tax compliance, tax advice and tax planning (“Tax Services”) were $6,640 in 2015 (to PwC) and $ 5,500 in 2016 (to Tait Weller). These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d)	All Other Fees: The principal accountant did not provide any additional products or services to the Registrant in the reporting periods other than the services reported in paragraphs (a) through (c) of this Item, but did receive reimbursement of out of pocket expenses of $1,235 in 2015 (to PwC) and $0 in 2016 (to Tait Weller).

(e)(1)	The Registrant’s Audit Committee pre-approves the principal accountant’s engagements for audit and non-audit services to the Registrant, and non-audit services to the investment adviser that are required to be pre-approved on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)	No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None

(g)	The aggregate non-audit services billed by the principal accountants for services rendered to the Registrant in the reporting periods were $15,375 in 2015 (to PwC) and $5,500 in 2016 (to Tait Weller). There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

(h)	The Registrant’s Audit Committee considers whether the provision of any non-audit services rendered to the investment adviser that were not pre-approved (not requiring pre-approval) by the Audit Committee is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. It is composed of the following Directors, each of who is not an “interested person” as defined in the Investment Company Act of 1940:

David R. Bock, Chair

Jean-Marc Boillat

Richard A. Brealey

Joseph S. Calhoun, III

Item 6. Investments

(a)	Not applicable

(b)	Not applicable.

Item 7. Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

The Registrant has delegated voting of proxies in respect of portfolio holdings to its investment adviser, Schroder Investment Management North America, Inc. (the “Adviser”), to vote the Registrant’s proxies, upon the instruction of an executive officer of the Registrant, in accordance with Adviser’s proxy voting guidelines and procedures (the “Voting Guidelines”) that provide as follows:

•	The Adviser recommends voting proxies in respect of the Registrant’s securities in the Registrant’s best economic interests and without regard to the interests of the Adviser or any other client of the Adviser.

•	Unless the Adviser’s Proxy Voting Committee (the “Committee”) otherwise determines (and documents the basis for its decision) or as otherwise provided below, the Adviser recommends voting proxies in a manner consistent with the Voting Guidelines.

•	To avoid material conflicts of interest, the Adviser applies the Voting Guidelines in an objective and consistent manner across client accounts. Where a material conflict of interest has been identified and the matter is covered by the Voting Guidelines, the Committee recommends voting in accordance with the Voting Guidelines. Where a conflict of interest has been identified and the matter is not covered by the Voting Guidelines, the Adviser will disclose the conflict and the Committee’s recommendation of the manner in which to vote to the Registrant’s Audit Committee.

•	The Adviser also may recommend not to vote proxies in respect of securities of any issuer if it determines that it would be in the Registrant’s overall best interests not to vote.

In all instances, the Adviser examines and analyzes the Registrant’s proxies in accordance with the Voting Guidelines. The Adviser then presents its recommendations to an executive officer of the Registrant, who either approves the Adviser’s recommendation or determines if the Registrant will vote its proxy in a different way. The Adviser retains the power to vote the Registrant’s proxies, but will not do so without instruction and approval of an executive officer of the Fund. The Adviser’s Voting Guidelines address how it will recommend voting proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, the Adviser generally will:

•	support management in most elections for directors, unless the board gives evidence of acting contrary to the best economic interests of shareholders;

•	support option plans, if it believes that they provide for their administration by disinterested parties and provide incentive to directors, managers and other employees by aligning their economic interests with those of the shareholders while limiting the transfer of wealth out of the company; and

•	oppose anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Schroder Investment Management North America Inc. (“SIMNA”) is investment adviser to the Registrant and Stefan Frischknecht and Daniel Lenz, in association with Schroder Investment Management North America Limited (“SIMNA Limited”), SIMNA’s affiliate, are primarily responsible for the day-to-day management of the Registrant’s portfolio.

Stefan Frischknecht, CFA, Lead Portfolio Manager, is the Head of Equity Fund Management for Schroder Investment Management (Switzerland) AG, Zurich and is associated with SIMNA Limited. He joined the Schroders organization in 1999 and is currently Fund Manager of the SISF Swiss Equity Opportunities Fund, Schroder Swiss Equity Core Fund and institutional mandates. Prior to Schroders, he worked at ABB Investment Management from 1995 until 1998 as a portfolio manager with additional research responsibility for the European Financial sector. He commenced his investment career in 1994 at the International and Finance Department of Swiss Bank Corporation (now UBS) as a credit analyst. He holds a Master of Science of the University of Berne, Switzerland.

Daniel Lenz, CFA, Co-Portfolio Manager, is a Fund Manager for Schroder Investment Management (Switzerland) AG, Zurich and is associated with SIMNA Limited. He joined the Schroders organization in 2000 and is currently Fund Manager of the SISF Small & Mid Cap Fund, the SISF Swiss Equity Fund, the Schroder European Small & Mid Cap Value Fund and institutional mandates. He began his investment career in 1997 at Credit Suisse as a portfolio manager. He holds a Master of Arts HSG of the University of St. Gallen (HSG), Switzerland.

Other Accounts Managed. The following table shows information regarding other accounts managed by the portfolio managers of the Registrant, as of December 31, 2016:

	Number of Accounts	Total Assets in Accounts	Number of Accounts where Advisory Fee is Based on Account Performance	Total Assets in Accounts where Advisory Fee is Based on Account Performance
Stefan Frischknecht
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	2	$68,158,193	1	$34,167,092
Other Accounts	3	$636,009,080	None	None
Daniel Lenz
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	3	$872,368,214	2	$145,319,896
Other Accounts	4	$477,444,217	None	None

Material Conflicts of Interest. Whenever a portfolio manager manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Registrant and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to a fund may be seen itself to constitute a conflict with the interest of the Registrant.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Registrant. Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Registrant may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation for Portfolio Managers. Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Registrant’s portfolio managers are compensated for their services to the Registrant and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Base salary of Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash. The portfolio managers’ base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

Each portfolio manager’s bonus is based in part on performance. Discretionary bonuses for portfolio managers may be comprised of an agreed contractual floor, a revenue component and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the bonus to pre-bonus profit ratio before tax and the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks, which may be internally-and/or externally-based, over one and/or three year periods, the level of funds under management and the level of performance fees generated, if any. Performance is evaluated for each quarter, year and since inception of the relevant Fund. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroder funds. These deferrals vest over a period of three years and are designed to ensure that the interests of the employees are aligned with those of the shareholders of Schroders.

For the purposes of determining the portfolio managers’ bonuses, the relevant external benchmarks for performance comparison include the Swiss Performance Index in conjunction with the Morningstar peer group.

Ownership of Securities of Registrant. As of the date of this Report, neither Mr. Frischknecht nor Mr. Lenz beneficially owned shares of common stock of the Registrant.

Item 9. Purchase Of Equity Securities By Closed-End Management Investment Company And Affiliated Purchasers.

On December 5, 2016, the Fund announced a stock repurchase program effective for 2017. Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to 500,000 shares. As of December 31, 2016, the Fund had repurchased and retired 348,885 shares of its common stock under the Fund’s 2016 stock repurchase program. The principal purpose of the Fund’s stock repurchase program is to enhance stockholder value by increasing the Fund’s net asset value per share without creating a meaningful adverse effect on the Fund’s expense ratio. The Fund intends to repurchase shares of its common stock in the future, at such times and in such amounts as is deemed advisable. The table below summarizes the activity for the year ended December 31, 2016.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
01/01/16-01/31/16	21,800	$9.79	21,800	478,200
02/01/16-02/28/16	41,797	$9.69	41,797	436,403
03/01/16-03/31/16	53,314	$10.03	53,314	383,089
04/01/16-04/30/16	39,513	$10.23	39,513	343,576
05/01/16-05/31/16	45,736	$10.30	45,736	297,840
06/01/16-06/30/16	39,629	$10.27	39,629	258,211
07/01/16-07/31/16	17,464	$10.20	17,464	240,747

08/01/16-08/31/16	36,609	$10.43	36,609	204,138
09/01/16-09/30/16	6,617	$10.52	6,617	197,521
10/01/16-10/31/16	—	—	—	197,521
11/01/16-11/30/16	—	—	—	197,521
12/01/16-12/31/16	46,406	$9.93	46,406	151,115
TOTAL	348,885		348,885	151,115

Item 10. Submission Of Matters To A Vote Of Security Holders.

There were no material changes to procedures by which shareholders may recommend nominees to the board of directors.

Item 11. Controls And Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a - 3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Swiss Helvetia Fund, Inc.

By:	/s/ Mark A. Hemenetz
Mark A. Hemenetz
Principal Executive Officer
March 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark A. Hemenetz
Mark A. Hemenetz
Principal Executive Officer
March 7, 2017

By:	/s/ Alan M. Mandel
Alan M. Mandel
Treasurer and Principal Financial Officer
March 7, 2017